UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21680

                             Virtus Total Return Fund

(Exact name of registrant as specified in charter)

101 Munson Street

                             Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

                              Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (866) 270-7788

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

Virtus Total Return Fund

Not FDIC Insured No Bank Guarantee May Lose Value	June 30, 2014

MESSAGE TO SHAREHOLDERS

Dear Virtus Total Return Fund Shareholder:

I am pleased to share with you the semiannual report for the Virtus Total Return Fund for the six months ended June 30, 2014. The report includes commentary from the fund’s co-portfolio managers Duff & Phelps Investment Management Co. and Newfleet Asset Management, LLC on how the markets and their respective equity and fixed income portions of the portfolio performed for the period. Newfleet’s commentary also discusses the contribution of the options overlay strategy that was implemented during the period.

For the six months ended June 30, 2014, the fund’s NAV gained 16.44%, including $0.16 in reinvested distributions. During the same period, the fund’s composite benchmark, consisting of 60% MSCI World Infrastructure Sector Capped Index (net) and 40% Barclays U.S. Aggregate Bond Index returned 8.81%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a gain of 12.12% for the MSCI World Infrastructure Sector Capped Index (net) and a gain of 3.93% for the Barclays U.S. Aggregate Bond Index.

I welcome new investors to the fund and thank all of our shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Total Return Fund

July 2014

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown.

VIRTUS TOTAL RETURN FUND

JUNE 30, 2014 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE

About The Fund

The Virtus Total Return Fund (NYSE: DCA), (the “Fund”) is invested in a balance of approximately 60% equity and 40% fixed income. The Fund’s investment objective is total return, consisting of both capital appreciation and current income. There is no guarantee that the Fund will achieve its objective.

The use of leverage currently enables the Fund to borrow at short-term rates and then use the proceeds to invest at higher yields. As of June 30, 2014, the Fund’s leverage consisted of $50.5 million of debt, which represented about 25% of the Fund’s total assets.

Manager Comments – Duff & Phelps Investment Management Co. (DPIM)

The Fund’s equity portion invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities.

How did the equity markets perform during the first six months of 2014?

The developed world equity markets took a bit of a breather in the first quarter of 2014 after their record-setting pace in 2013. However, in the second quarter, developed world equity markets quietly marched higher, setting new records, but on low levels of volatility and volume. Global fiscal stimulus remains quite accommodative and significant M&A (mergers and acquisitions) announcements have been key drivers. However, economic growth remains modest in the U.S. and sluggish in the eurozone. The continuing crisis in Ukraine and the Iraqi conflict did not hold the markets back in the quarter but remain a concern.

As interest rates remain low around the world, dividend-paying, defensive stocks continued to outperform the broader equity markets. This was a positive for the equity portion of the Fund, which outperformed the S&P 500 Index and MSCI World Index for the quarter and year-to-date periods.

What factors affected the performance of the Fund’s equity portfolio during the period?

The Fund’s equity portfolio (on a levered basis) posted strong positive returns in the year-to-date period, outperforming its benchmark. Security selection contributed slightly to the outperformance, mainly driven by communications, as holdings that hurt relative performance last year rebounded. Stock selection in transportation and utilities negatively impacted performance versus the benchmark while energy security selection was a modest contributor.

Sector selection had a significant positive impact on performance relative to the benchmark. Communications contributed positively to sector selection given the underweight in the lowest performing sector in the equity portfolio. The overweight positions in energy and transportation were the other main contributors as they were the best performing sector in the equity portfolio. Utilities had a negligible impact on sector selection.

On a regional basis, the substantial underweight in Asia, specifically Japan, had a positive allocation impact as that was the weakest performing region in the benchmark. An overweight in North America and an equal weight in Europe had minimal impact on regional attribution for the quarter.

What is your outlook for the equity markets and the essential services sector in which the Fund invests?

As we move into the second half of 2014, the low interest rate environment should continue to provide support to global stock

VIRTUS TOTAL RETURN FUND

JUNE 30, 2014 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE (Continued)

markets. However, as the Federal Reserve (the “Fed”) winds down its bond buying program later this year, markets could experience increased volatility as investors start to consider the possibility of an increase in interest rates in 2015. We believe the Fund’s equity portfolio is positioned well in the current market setting, and there have not been any substantial changes to investment allocations. The portfolio remains significantly overweight transportation, overweight energy, underweight utilities, and significantly underweight communications.

Our outlook on the four global essential services sectors in which the equity portfolio invests:

Underweight Communications – Our overall cautious view on the communications sector remains, with the biggest underweight being the integrated telecommunication companies. Although the stocks in Europe continue to be buoyed by M&A talk and the possibility of improved regulation, fundamental trends continue to be difficult. In the U.S., concerns about increased wireless competition are weighing on the stocks, but so far fundamentals have shown relative stability with good cash flow generation supporting solid dividends. The Fund remains overweight the tower and satellite companies as the revenue growth profiles and high margins provide for attractive long-term investment opportunities.

Underweight Utilities – We remain underweight the utilities sector, particularly in both U.S. and European companies with significant power price exposure. Our positioning has detracted from performance year to date due to an uptick in power prices. However, we believe that a large part of the increase was weather related and expect power prices may weaken through the end of the year. Additionally, we remain cautious concerning European political and regulatory developments.

Overweight Energy – We continue to view energy as an attractive sector. Our overweight reflects our expectations for the continued build-out of oil and gas infrastructure in North America. The fundamentals of the energy pipeline business remain strong, with robust growth expected over the next few years.

Overweight Transportation – Transportation remains our biggest overweight in the portfolio. Traffic demand is recovering in the hardest hit southern European countries and trends remain strong in the Australasia companies. As a result, the underlying fundamentals remain supportive of an overweight position in the portfolio.

Manager Comments – Newfleet Asset Management, LLC (Newfleet)

Newfleet manages the Fund’s fixed income allocation and the options overlay strategy. Fund management leverages the knowledge and skills of investment professionals with expertise across all sectors of the fixed income market, including evolving, specialized, and out-of-favor sectors, as well as a team of investment professionals experienced in hedged equity strategies. The fixed income allocation seeks to generate high current income and total return through the use of active sector rotation and disciplined risk management, while avoiding interest rate bets. The options overlay strategy pursues the objective of generating additional income through the purchase and sale of out-of-the-money puts and calls.

How did the global fixed income markets perform during the first six months of 2014?

•

Spread sectors outperformed U.S. Treasuries as the overall economic picture remains supportive of these sectors of the fixed income markets, as economic growth is still expected to be positive, but subdued enough to likely keep inflation at low levels and the Fed from raising short-term interest rates in the immediate future. Spread

VIRTUS TOTAL RETURN FUND

JUNE 30, 2014 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE (Continued)

sectors were also supported by an overall improvement in the U.S. macroeconomic environment, positive credit fundamentals, and continued demand for spread product.

•	Contrary to the expectations of many investors that interest rates would rise, U.S. Treasury rates actually declined across the intermediate to long part of the yield curve and the curve flattened. There was a slight increase in yields on the short end of the curve. Among the reasons for declining yields include attractive rates in the U.S. compared to other countries, slow growth in the U.S., and low inflation. The central bank continued to taper bond purchases, however, the Fed acknowledged that signs of weakness remain, indicating that short-term interest rates will remain low in the near term.

•	Despite negative Gross Domestic Product (“GDP”) growth during the first quarter, expectations are for stronger growth in the second quarter and the second half of 2014, as a result of recent gains in employment, manufacturing, capital goods orders, and a return to normal consumer spending levels.

•	Globally, geopolitical risk increased with the conflict between Russia and Ukraine, concern of a default in Argentina, and violence in Iraq. The U.S. Supreme Court left rulings intact that may force Argentina to pay billions to holders of repudiated bonds, rejecting the country’s appeal in a case that has unsettled its financial markets and triggered threats of a new default. In Iraq, mounting tension in Sunni-controlled regions broke as violence spread across the nation, threatening to tear the country apart.

How did the Fund’s option strategy perform during the first six months of 2014?

On February 28, the Fund initiated an options strategy for the purpose of seeking to generate additional income through the use of index-based, out-of-the-money put and call credit spreads. This strategy is driven by implied volatility, as measured by the CBOE Volatility Index (VIX), and seeks to exploit pricing inefficiencies in the S&P 500® Index. For the period, the VIX declined 17.36% while the S&P 500® Index was up 6.12%. For the period ending June 30, the strategy performed as Fund management expected, generating income within its targeted yield range, and enhanced the Fund’s total return by 2.11% (gross of expenses).

What factors affected the performance of the Fund’s fixed income portfolio during the period?

The outperformance of most fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s outperformance. Corporate high yield, investment grade corporates, emerging market high yield, and Yankee high quality were all positive contributors to performance. A primary detractor from performance was the Fund’s exposure to Russian sovereign and corporate debt.

Corporate high yield’s strong return was mainly due to the rally in U.S. Treasury rates and the continuation of a risk-on trading environment. In addition, the sector benefited from a combination of factors, including positive mutual fund flows and strong credit fundamentals. Issue selection within investment grade corporates was a positive contributor to the Fund; specifically, the overweight to BBB-rated bonds benefited performance.

Emerging markets outperformed led by the high yield sub-segment, especially Argentina and Venezuela. Emerging markets growth forecasts have weakened recently, however spreads have tightened year to date, and by historical standards relative value remains attractive versus domestic alternatives. Markets also continue to fixate on Chinese data points.

The Fund’s exposure to Russian sovereign and corporate debt detracted from

VIRTUS TOTAL RETURN FUND

JUNE 30, 2014 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE (Continued)

performance. The Russia/Ukraine conflict caused Russian debt to weaken meaningfully. Russia debt has recovered much of its decline as tensions eased during June, but has still underperformed for the first half of 2014.

What is your outlook for fixed income markets?

The U.S. economy appears to be improving as manufacturing is holding up well, and capital spending, unemployment, and housing continue to make progress. We continue to be constructive on spread sectors, with a focus on credits with sound balance sheets, liquidity, and consistent free cash flow. Credit fundamentals remain positive in sectors such as corporate high yield and bank loans. With strong fundamentals such as low defaults and good interest coverage, robust demand, and a supportive environment for fixed income, spread sectors continue to offer attractive investment opportunities to investors searching for yield. Although we remain positive on spread sectors, headwinds still exist. Geopolitical noise, elevated unemployment, and the overall strength of the global economy remain in question.

Despite many market challenges, it is important to keep in mind that situations like these create opportunities. Toward that end, we will maintain diversification in all of our credit-intensive sectors. We will look to be tactical with corporate credit, adding selectively on weakness, and will consider corporate alternatives such as commercial mortgage-backed securities and taxable municipals where it would be favorable to the Fund.

We are cautiously optimistic on the outlook for non-U.S. dollar bonds in 2014, favoring countries with improving fundamentals and a significant yield advantage versus U.S. Treasury bonds. Despite the Fed’s retreat from quantitative easing, the global monetary backdrop should remain accommodative, and this bodes well for a number of higher yielding foreign currency investment alternatives. Nonetheless, global markets remain highly data dependent, and volatility is likely to remain elevated due to uncertainty surrounding the impact of Fed policy, and economic momentum in the U.S., China, and Europe.

In response to the conflict in Eastern Ukraine, we have reduced our portfolio positions in Russian securities to a level where we are comfortable with the volatility. The situation remains fluid and we are constantly evaluating the impact of the conflict, including sanctions, on the creditworthiness of issuers. We will continue to monitor developments and will add or reduce exposure based on our evolving outlook.

Given the current environment, we see the potential for the outperformance of spread sectors relative to U.S. Treasuries, as we get more clarity on the sustainability and strength of the U.S. economic recovery and the slowing of global economies. We believe the Fund is well positioned to capitalize on opportunities as they arise, and will take advantage of any weakness in sectors or individual issues that may create value.

A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations.

Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities.

VIRTUS TOTAL RETURN FUND

JUNE 30, 2014 (Unaudited)

MANAGERS DISCUSSION OF FUND PERFORMANCE (Continued)

Selling call options may limit a fund’s opportunity to profit from the increase in price of its underlying portfolio, and selling put options may cause a fund to have to purchase a security for more than its market price. Buying call options or put options risks the loss of the premiums paid for those options.

Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Shares of closed-end investment companies, such as the fund, trade in the market above, at, and below net asset value. This characteristic is a risk separate and distinct from the risk that the fund’s net asset value could decline. The fund is not able to predict whether its shares will trade above, below, or at net asset value in the future.

VIRTUS TOTAL RETURN FUND

JUNE 30, 2014

(Unaudited)

The following tables presents the portfolio holdings within certain sectors or countries and as a percentage of total investments net of written options at June 30, 2014.

Asset Allocation

Common Stocks		61%
Utilities	20%
Consumer Staples	16
Telecommunication Services	11
Energy
Total of all other common stock sectors	14

Corporate Bonds and Notes		21
Financials	8
Industrials	4
Energy	3
Total of all other corporate bond sectors	6
Loan Agreements		5
Foreign Government Securities		4
Mortgage-Backed Securities		4
Asset-Backed Securities		1
Other (includes short-term investments)		4

		100%

Country Weightings

United States (includes short-term investments)	56%
Canada	9
United Kingdom	6
Italy	4
Australia	3
France	3
Spain	2
Other	17

Total	100%

The accompanying notes are an integral part of these financial statements

VIRTUS TOTAL RETURN FUND

JUNE 30, 2014

(Unaudited)

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of non-U.S. companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Non-U.S. companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

Composite Index for Total Return Fund

A composite index which consists of 60% MSCI World Infrastructure Sector Capped Index (net) and 40% Barclays U.S. Aggregate Bond Index. The MSCI World Infrastructure Sector Capped Index (net) is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The indices are unmanaged and their returns do not reflect any fees, expenses or sales charges and they are not available for direct investment.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross Domestic Product (GDP)

The market value of all officially recognized final goods and services produced within a country in a given period.

MSCI AC World Index (net)

The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

MSCI World Infrastructure Sector Capped Index (net)

The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the

VIRTUS TOTAL RETURN FUND

JUNE 30, 2014

(Unaudited)

KEY INVESTMENT TERMS (Continued)

index weight, while energy, transportation and social infrastructure have a combined weight of the remaining one-third of the index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges and it is not available for direct investment.

Payment-in-Kind (PIK)

A bond that pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Sponsored American Depositary Receipt (Sponsored ADR)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and it is not available for direct investment.

OUR PRIVACY COMMITMENT

The Virtus Total Return Fund recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE

U.S. GOVERNMENT SECURITIES—1.1%
U.S. Treasury Note 1.500%, 5/31/19	$1,700		$1,691
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $1,686)			1,691
MUNICIPAL BONDS—0.2%
Alabama—0.1%
County of Jefferson, Sewer Revenue Sub-Lien Warrants, Series D 6.000%, 10/1/42	105		115

Iowa—0.1%
State Finance Authority Midwestern Disaster Area, Iowa Fertilizer Co. LLC Project Taxable 5.500%, 12/1/22	115		120
TOTAL MUNICIPAL BONDS (Identified Cost $224)			235
FOREIGN GOVERNMENT SECURITIES—4.9%
Argentine Republic
7.000%, 4/17/17	120		113
8.750%, 5/7/24	170		160
8.280%, 12/31/33	231		194
Bolivarian Republic of Venezuela
RegS 7.000%, 12/1/18(4)	65		57
RegS 8.250%, 10/13/24(4)	165		133
7.650%, 4/21/25	465		360
9.375%, 1/13/34	195		164
Commonwealth of Australia Series 130, 4.750%, 6/15/16	390	AUD	383
Commonwealth of New Zealand Series 415, 6.000%, 4/15/15	465	NZD	415
Federative Republic of Brazil
12.500%, 1/5/22	250	BRL	133
8.500%, 1/5/24	1,000	BRL	438

	PAR VALUE		VALUE

FOREIGN GOVERNMENT SECURITIES (continued)
Hungary
4.000%, 3/25/19	$115		$119
5.750%, 11/22/23	64		71
Kingdom of Morocco 144A 4.250%, 12/11/22(3)(11)	200		200
Mongolia 144A 5.125%, 12/5/22(3)	200		176
Provincia de Neuquen, Argentina 144A 7.875%, 4/26/21(3)	128		127
Republic of Chile 5.500%, 8/5/20	100,500	CLP	190
Republic of Colombia
12.000%, 10/22/15	215,000	COP	125
Treasury Note, Series B, 11.250%, 10/24/18	240,000	COP	152
4.375%, 3/21/23	229,000	COP	112
Republic of Costa Rica 144A 4.375%, 4/30/25(3)	200		188
Republic of Croatia 144A 6.375%, 3/24/21(3)	200		220
Republic of Iceland 144A 5.875%, 5/11/22(3)	175		193
Republic of Indonesia
Series FR30, 10.750%, 5/15/16	3,766,000	IDR	337
Series FR55, 7.375%, 9/15/16	1,044,000	IDR	88
Series FR63, 5.625%, 5/15/23	905,000	IDR	64
Republic of Peru
GDN 144A 7.840%, 8/12/20(3)	170	PEN	70
RegS 6.900%, 8/12/37(4)	265	PEN	99
Republic of Philippines 4.950%, 1/15/21	5,000	PHP	122
Republic of Slovak 144A 4.375%, 5/21/22(3)(11)	200		213
Republic of South Africa Series R203, 8.250%, 9/15/17	1,160	ZAR	112
Republic of Sri Lanka 144A 6.000%, 1/14/19(3)	200		211
Republic of Uruguay 4.375%, 12/15/28(10)	2,200	UYU	132

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE

FOREIGN GOVERNMENT SECURITIES (continued)
Russian Federation
144A 7.850%, 3/10/18(3)	10,000	RUB	$293
144A 4.875%, 9/16/23(3)(11)	$200		206
United Mexican States
Series M, 6.000%, 6/18/15	6,795	MXN	538
Series M, 6.500%, 6/9/22	4,590	MXN	376
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $7,441)			7,284
MORTGAGE-BACKED SECURITIES—4.8%
Non-Agency—4.8%
Aventura Mall Trust 13-AVM, C 144A 3.867%, 12/5/32(2)(3)	215		223
Banc of America Alternative Loan Trust 07-2, 2A4 5.750%, 6/25/37	180		142
Banc of America Funding Trust 05-1, 1A1 5.500%, 2/25/35	28		29
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 04-22CB, 1A1 6.000%, 10/25/34	219		230
Bank of America (Merrill Lynch) Mortgage Investors Trust 98-C1, CTL 6.750%, 11/15/26(2)	300		343
Bear Stearns Commercial Mortgage Securities, Inc.
06-PW14, AM 5.243%, 12/11/38	355		387
06-PW13, AM 5.582%, 9/11/41(2)	310		337
07-PW15, AM 5.363%, 2/11/44	150		158
Citigroup Mortgage Loan Trust, Inc. 05-5, 2A3 5.000%, 8/25/35	103		104

	PAR VALUE	VALUE
Non-Agency (continued)
Countrywide Home Loan Mortgage Pass-Through-Trust 05-6, 2A1 5.500%, 4/25/35	$120	$113
Credit Suisse Commercial Mortgage Trust 07-C4, A1AM 6.051%, 9/15/39(2)	170	186
07-C5, A1AM 5.870%, 9/15/40(2)	118	122
Fannie Mae Connecticut Avenue Securities 14-C02, 2M2 2.751%, 5/25/24(2)	225	225
Goldman Sachs Mortgage Pass-Through-Securities Mortgage Loan Trust 06-RP1, 1A4 144A 8.500%, 1/25/36(3)	123	133
Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.997%, 8/10/45(2)	195	216
Hilton USA Trust 13-HLT, EFX 144A 5.609%, 11/5/30(2)(3)	150	155
JPMorgan Chase (Washington Mutual) Commercial Mortgage Securities Trust 06-SL1, A 144A 4.469%, 11/23/43(2)(3)	7	7
JPMorgan Chase Commercial Mortgage Securities Trust 10-CNTR, A2 144A 4.311%, 8/5/32(3)	300	328
07-LDPX, AM 5.464%, 1/15/49(2)	160	170
JPMorgan Chase Mortgage Trust 14-1, 1A1 144A 4.000%, 1/25/44(2)(3)	231	238

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Lehman Brothers – UBS Commercial Mortgage Trust 07-C7, A3 5.866%, 9/15/45(2)	$123	$138
MASTR Alternative Loan Trust 04-4, 6A1 5.500%, 4/25/34	153	165
04-6, 7A1 6.000%, 7/25/34	104	105
MASTR Reperforming Loan Trust 05-1, 1A2 144A 6.500%, 8/25/34(3)	165	169
05-1, 1A5 144A 8.000%, 8/25/34(3)	142	147
Morgan Stanley Capital I Trust 07-IQ14, AM 5.869%, 4/15/49(2)	115	122
Motel 6 Trust 12-MTL6 D 144A 3.781%, 10/5/25(3)	170	173
Nomura Asset Acceptance Corp. 04-R1, A1 144A 6.500%, 3/25/34(3)	174	182
04-R3, A1 144A 6.500%, 2/25/35(3)	114	118
Residential Asset Mortgage Products, Inc. 04-SL4, A3 6.500%, 7/25/32	166	171
Residential Funding Mortgage Securities I, Inc. 05-S1, 1A2 5.500%, 2/25/35	214	217
05-S9, A9 5.500%, 12/25/35	226	225
Sequoia Mortgage Trust 12-3, A1 144A 4.000%, 9/25/33(2)(3)	102	106

	PAR VALUE	VALUE
Non-Agency (continued)
Structured Asset Securities Corp. 03-AL1, A 144A 3.357%, 4/25/31(3)	$178	$175
02-AL1, A3 3.450%, 2/25/32	361	356
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 3.868%, 1/25/37(2)	121	121
Wells Fargo (Wachovia Bank Commercial Mortgage Trust) 07-C32, A3 5.933%, 6/15/49(2)	300	328
07-C33, A5 6.140%, 2/15/51(2)	300	334
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $6,916)		7,198
ASSET-BACKED SECURITIES—1.8%
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates 05-1 AF5A 5.419%, 7/25/35(2)	251	244
05-12, 2A4 5.194%, 2/25/36(2)	160	154
Carfinance Capital Auto Trust 14-1A, D 144A 4.900%, 4/15/20(3)	265	272
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	162	166
Exeter Automobile Receivables Trust 14-1A, C 144A 3.570%, 7/15/19(3)	140	144
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	229	232

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
ASSET-BACKED SECURITIES (continued)
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	$131		$134
LEAF Receivables Funding 9 LLC 13-1, E1 144A 6.000%, 9/15/21(3)	168		172
Miramax LLC 11-1A, A 144A 6.250%, 10/20/21(3)	103		106
New Century Home Equity Loan Trust 05-A, A4W 4.812%, 8/25/35(2)	161		168
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(2)	92		96
Residential Asset Mortgage Trust 04-RZ1, M1 4.820%, 3/25/34(2)	161		161
Santander Drive Auto Receivables Trust 11-2, C 3.280%, 6/15/16	325		328
Terwin Mortgage Trust 04-15AL, A1 144A 5.676%, 7/25/34(2)(3)	81		79
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/17(3)	188		196
TOTAL ASSET-BACKED SECURITIES (Identified Cost $2,601)			2,652
CORPORATE BONDS—29.1%
Consumer Discretionary—4.8%
Arcelik AS 144A 5.000%, 4/3/23(3)	250		241
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16(3)	250	BRL	109
Ashton Woods USA LLC (Ashton Woods Finance Co.) 144A 6.875%, 2/15/21(3)	165		165
Boyd Gaming Corp. 9.000%, 7/1/20	160		177

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Brookfield Residential Properties, Inc. 144A 6.500%, 12/15/20(3)	$150	$159
144A 6.125%, 7/1/22(3)	65	68
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20	70	59
Caesars Entertainment Resort Properties LLC 144A 8.000%, 10/1/20(3)	50	53
Caesars Growth Properties Holdings LLC 144A 9.375%, 5/1/22(3)	95	97
Chrysler Group LLC 8.250%, 6/15/21	220	250
Churchill Downs, Inc. 144A 5.375%, 12/15/21(3)	180	185
Clear Channel Communications, Inc. 144A 10.000%, 1/15/18(3)	50	49
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	360	390
Columbus International, Inc. 144A 7.375%, 3/30/21(3)	200	216
GLP Capital LP (GLP Financing II, Inc.) 144A 4.375%, 11/1/18(3)	5	5
144A 4.875%, 11/1/20(3)	140	144
144A 5.375%, 11/1/23(3)	5	5
GRD Holdings III Corp. 144A 10.750%, 6/1/19(3)	100	113
Guitar Center, Inc. 144A 9.625%, 4/15/20(3)	45	43
Hot Topic, Inc. 144A 9.250%, 6/15/21(3)	85	95
Intelsat Jackson Holdings SA 5.500%, 8/1/23	115	115
International Game Technology 7.500%, 6/15/19	120	136
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	170	173
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	170	188

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Lear Corp. 5.375%, 3/15/24	$145	$150
Meritor, Inc. 6.750%, 6/15/21	140	151
MGM Resorts International 6.750%, 10/1/20	160	179
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	155	173
Numericable Group SA 144A 6.000%, 5/15/22(3)	225	234
Penn National Gaming, Inc. 144A 5.875%, 11/1/21(3)	80	76
Pinnacle Entertainment, Inc. 6.375%, 8/1/21	195	207
QVC, Inc. 5.125%, 7/2/22	125	133
Scientific Games International, Inc. 144A 6.625%, 5/15/21(3)	195	194
Seminole Hard Rock Entertainment, Inc. 144A 5.875%, 5/15/21(3)	50	50
Sinclair Television Group, Inc. 5.375%, 4/1/21	175	177
Sirius XM Radio, Inc. 144A 4.250%, 5/15/20(3)	335	331
Six Flags Entertainment Corp. 144A 5.250%, 1/15/21(3)	175	180
Station Casinos LLC 7.500%, 3/1/21	235	258
Taylor Morrison Communities, Inc. 144A 5.250%, 4/15/21(3)	405	413
Toll Brothers Finance Corp. 4.000%, 12/31/18	195	201
6.750%, 11/1/19	130	150
Univision Communications, Inc. 144A 8.500%, 5/15/21(3)	150	167
Virgin Media Secured Finance plc 144A 5.375%, 4/15/21(3)	200	211

	PAR VALUE	VALUE
Consumer Discretionary (continued)
VTR Finance B.V. 144A 6.875%, 1/15/24(3)	$200	$215

		7,085

Consumer Staples—0.3%
Darling Ingredients, Inc. Escrow Corp. 144A 5.375%, 1/15/22(3)	181	189
Elizabeth Arden, Inc. 7.375%, 3/15/21	95	101
Ingles Markets, Inc. 5.750%, 6/15/23	140	142

		432

Energy—5.7%
Atlas Energy Holdings Operating Co. LLC 144A 7.750%, 1/15/21(3)	65	68
BreitBurn Energy Partners 7.875%, 4/15/22	90	98
Calumet Specialty Products Partners LP 144A 6.500%, 4/15/21(3)	205	210
CHC Helicopter SA 9.250%, 10/15/20	149	163
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	200	200
CONSOL Energy, Inc. 144A 5.875%, 4/15/22(3)	130	137
Denbury Resources, Inc. 5.500%, 5/1/22	185	189
Ecopetrol S.A. 5.875%, 9/18/23	100	112
Endeavor Energy Resources LP 144A 7.000%, 8/15/21(3)	50	54
Energy Transfer Equity LP 144A 5.875%, 1/15/24(3)	190	200
Energy XXI Gulf Coast, Inc. 144A 6.875%, 3/15/24(3)	235	240
EnQuest plc 144A 7.000%, 4/15/22(3)	200	207
EPL Oil & Gas, Inc. 8.250%, 2/15/18	165	177
EV Energy Partners LP 8.000%, 4/15/19	65	69

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS (continued)
Energy (continued)
Exterran Partners LP 144A 6.000%, 10/1/22(3)	$155	$158
Forest Oil Corp. 7.250%, 6/15/19	190	189
FTS International, Inc. 144A 6.250%, 5/1/22(3)	90	92
Gazprom Neft OAO (Gaz Capital SA) 144A 6.000%, 11/27/23(3)(7)(11)	200	205
RegS 6.510%, 3/7/22(4)	275	298
Gulfmark Offshore, Inc. 6.375%, 3/15/22	155	162
Linn Energy LLC 6.500%, 5/15/19	155	164
Lukoil OAO International Finance BV 144A 7.250%, 11/5/19(3)	150	170
MEG Energy Corp. 144A 7.000%, 3/31/24(3)	90	99
Memorial Production Partners LP 7.625%, 5/1/21	140	148
NGL Energy Partners LP (NGL Energy Finance Corp.) 144A 5.125%, 7/15/19(3)	105	106
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(3)(7)	200	186
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	246	263
Pacific Rubiales Energy Corp. 144A 5.375%, 1/26/19(3)	150	157
Parker Drilling Co. (The) 7.500%, 8/1/20	165	179
Petrobras Global Finance BV 6.250%, 3/17/24	180	192
Petrobras International Finance Co. 5.375%, 1/27/21	150	156
Petroleos de Venezuela SA
5.000%, 10/28/15	80	75

	PAR VALUE		VALUE
Energy (continued)
RegS 8.500%, 11/2/17(4)	$950		$882
Petroleos Mexicanos
6.000%, 3/5/20	360		412
144A 4.875%, 1/18/24(3)	60		64
PHI, Inc. 144A 5.250%, 3/15/19(3)	75		77
Plains Exploration & Production Co. 6.875%, 2/15/23	160		188
QEP Resources, Inc. 6.875%, 3/1/21	305		344
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	200		203
Regency Energy Partners LP 5.875%, 3/1/22	145		158
Rosetta Resources, Inc. 5.875%, 6/1/22	175		183
Rosneft Oil Co. 144A 4.199%, 3/6/22(3)(7)	200		186
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	135		143
Targa Resources Partners LP 6.375%, 8/1/22	169		185
Tullow Oil plc 144A 6.000%, 11/1/20(3)	200		209
Zhaikmunai LP 144A 7.125%, 11/13/19(3)	200		218

			8,575

Financials—8.5%
Air Lease Corp. 4.750%, 3/1/20	160		173
Aircastle Ltd. 5.125%, 3/15/21	345		357
Akbank TAS 144A 7.500%, 2/5/18	300	TRY	131
Allstate Corp. (The) 5.750%, 8/15/53(2)(5)(11)	230		247
ALROSA Finance S.A. 144A 7.750%, 11/3/20(3)	200		223
Banco ABC Brasil S.A. 144A 7.875%, 4/8/20(3)	155		168

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
CORPORATE BONDS (continued)
Financials (continued)
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)(11)	$260		$293
Banco Bradesco S.A. 144A 5.900%, 1/16/21(3)(11)	195		206
Banco de Credito del Peru
144A 4.250%, 4/1/23(3)	160		160
144A 6.125%, 4/24/27(2)(3)(11)	215		229
Banco do Brasil S.A. 144A 5.375%, 1/15/21(3)(11)	195		198
Banco Internacional del Peru SAA
144A 5.750%, 10/7/20(3)	150		161
144A 6.625%, 3/19/29(2)(3)	145		154
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	330	BRL	143
Banco Santander Chile 144A 3.875%, 9/20/22(3)	155		156
Banco Votorantim S.A. 144A 7.375%, 1/21/20(3)(11)	320		353
Bancolombia S.A. 5.125%, 9/11/22	165		166
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)	200		216
Bank of India 144A 3.250%, 4/18/18(3)(11)	200		201
Braskem Finance Ltd. 144A 5.750%, 4/15/21(3)(11)	245		256
Brazil Loan Trust 1 144A 5.477%, 7/24/23(3)	165		170
CareTrust Partnership LP 144A 5.875%, 6/1/21(3)	150		152
Chubb Corp. (The) 6.375%, 3/29/67(2)(11)	160		178
CorpGroup Banking S.A. 144A 6.750%, 3/15/23(3)	250		249
Eurasian Development Bank 144A 4.767%, 9/20/22(3)(11)	200		198
Excel Trust LP 4.625%, 5/15/24	45		46
Fidelity National Financial, Inc. 5.500%, 9/1/22	40		44
First Cash Financial Services, Inc. 144A 6.750%, 4/1/21(3)	110		117

	PAR VALUE		VALUE
Financials (continued)
First Niagara Financial Group, Inc. 6.750%, 3/19/20	$50		$58
7.250%, 12/15/21(11)	150		173
General Motors Financial Co., Inc. 4.750%, 8/15/17	300		320
Genworth Holdings, Inc. 4.900%, 8/15/23(11)	225		241
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(2)(3)(5)(6)(11)	185		200
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.) 4.875%, 3/15/19	15		16
6.000%, 8/1/20	70		75
5.875%, 2/1/22	150		157
ICICI Bank Ltd. 144A 4.800%, 5/22/19(3)(11)	200		211
International Lease Finance Corp. 5.875%, 8/15/22	150		164
iStar Financial, Inc. 5.000%, 7/1/19	105		106
Itau Unibanco Holding S.A. 144A 5.125%, 5/13/23(3)	200		199
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)(11)	200		219
Korea Finance Corp. 4.625%, 11/16/21(11)	200		220
Leucadia National Corp. 5.500%, 10/18/23	110		117
Level 3 Financing, Inc. 7.000%, 6/1/20	185		203
Lincoln National Corp. 6.050%, 4/20/67(2)(5)(11)	175		177
Morgan Stanley 144A 10.090%, 5/3/17(3)	280	BRL	125
Series H, 5.450%, 12/29/49(2)	200		204
MPT Operating Partnership LP 5.500%, 5/1/24	65		67
Nationstar Mortgage LLC 6.500%, 7/1/21	375		377

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS (continued)
Financials (continued)
Navient Corp. (SLM Corp.) 4.875%, 6/17/19	$45	$46
5.500%, 1/25/23	180	178
Nordea Bank AB 144A 4.250%, 9/21/22(3)(11)	200	207
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(3)(7)	200	198
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)(11)	200	208
Progressive Corp. (The) 6.700%, 6/15/37(2)(11)	225	250
Prudential Financial, Inc. 5.875%, 9/15/42(2)(11)	305	331
5.625%, 6/15/43(2)(5)	75	80
Regency Energy Partners LP 4.500%, 11/1/23	130	129
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(3)(11)	250	270
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 5.298%, 12/27/17(3)(11)	200	205
Sabra Health Care LP 5.500%, 2/1/21	95	100
Schaeffler Finance BV 144A 4.750%, 5/15/21(3)	205	212
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)(11)	215	216
UPCB Finance Ltd. Series VI 144A 6.875%, 1/15/22(3)	150	165
Voya Financial, Inc. (f.k.a. ING (U.S.), Inc.) 5.650%, 5/15/53(2)	170	174
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(3)(7)	205	216
Walter Investment Management Corp. 144A 7.875%, 12/15/21(3)	260	272
Yapi ve Kredi Bankasi AS 144A 4.000%, 1/22/20(3)	200	191

		12,622

	PAR VALUE	VALUE
Health Care—1.6%
Acadia Healthcare Co., Inc. 144A 5.125%, 7/1/22(3)	$65	$65
Alere, Inc. 6.500%, 6/15/20	120	127
Catamaran Corp. 4.750%, 3/15/21	120	122
Centene Corp. 4.750%, 5/15/22	150	152
Community Health Systems, Inc. (CHS) 144A 5.125%, 8/1/21(3)	40	41
144A 6.875%, 2/1/22(3)	45	48
Crimson Merger Sub, Inc. 144A 6.625%, 5/15/22(3)	150	149
Endo Finance LLC (Endo Finco, Inc.) 144A 5.375%, 1/15/23(3)	155	155
HCA, Inc. 6.500%, 2/15/20	170	192
IASIS Healthcare LLC 8.375%, 5/15/19	110	118
LifePoint Hospitals, Inc. 144A 5.500%, 12/1/21(3)	130	137
MPH Acquisition Holdings LLC 144A 6.625%, 4/1/22(3)	125	131
Salix Pharmaceuticals Ltd. 144A 6.000%, 1/15/21(3)	35	38
Select Medical Corp. 6.375%, 6/1/21	125	131
144A 6.375%, 6/1/21(3)	60	63
Tenet Healthcare Corp. 4.500%, 4/1/21	240	242
8.125%, 4/1/22	295	342
Valeant Pharmaceuticals International, Inc. Escrow Corp. 144A 6.750%, 8/15/18(3)	40	43
144A 7.500%, 7/15/21(3)	20	22
144A 5.625%, 12/1/21(3)	20	21

		2,339

Industrials—2.4%
AAR Corp. 7.250%, 1/15/22	150	165
ADT Corp.(The) 6.250%, 10/15/21	200	213

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS (continued)
Industrials (continued)
Ahern Rentals, Inc. 144A 9.500%, 6/15/18(3)	$135	$150
Air Canada 144A 6.750%, 10/1/19(3)	185	201
Pass-Through-Trust, 13-1, B 144A 5.375%, 5/15/21(3)	75	78
Atlas Air Pass-Through-Trust 98-1, A 7.380%, 1/2/18	137	140
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(3)	116	120
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	125	129
British Airways plc 144A 5.625%, 6/20/20(3)	77	82
Carpenter Technology Corp. 4.450%, 3/1/23	160	165
CPG Merger Sub LLC 144A 8.000%, 10/1/21(3)	50	53
DP World Ltd. 144A 6.850%, 7/2/37(3)	100	112
ESAL GmbH 144A 6.250%, 2/5/23(3)	200	197
KOC Holding AS 144A 3.500%, 4/24/20(3)	200	190
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21(11)	137	148
Ply Gem Industries, Inc. 144A 6.500%, 2/1/22(3)	180	174
Rexel SA 144A 5.250%, 6/15/20(3)	230	240
Spirit AeroSystems, Inc. 144A 5.250%, 3/15/22(3)	50	51
TransDigm, Inc. 144A 6.000%, 7/15/22(3)	190	195
U.S. Airways Pass-Through-Trust 11-1, A 7.125%, 10/22/23(11)	317	372
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	194	214

	PAR VALUE	VALUE
Industrials (continued)
United Rentals, Inc. 5.750%, 11/15/24	$185	$193

		3,582

Information Technology—1.3%
Avaya, Inc. 144A 7.000%, 4/1/19(3)	285	286
Ceridian LLC (Comdata, Inc.) 144A 8.125%, 11/15/17(3)	5	5
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22(11)	160	164
Equinix, Inc. 4.875%, 4/1/20	70	72
First Data Corp. 11.750%, 8/15/21	655	779
PIK Interest Capitalization, 144A 8.750%, 1/15/22(3)(12)	40	44
Infor Software Parent LLC PIK Interest Capitalization, 144A 7.125%, 5/1/21(3)(12)	55	57
Interactive Data Corp. 144A 5.875%, 4/15/19(3)	135	138
Sanmina Corp. 144A 4.375%, 6/1/19(3)	45	45
Sensata Technologies BV 144A 4.875%, 10/15/23(3)	200	200
SunGard Availability Services Capital, Inc. 144A 8.750%, 4/1/22(3)	100	94
VeriSign, Inc. 4.625%, 5/1/23	110	109

		1,993

Materials—2.7%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)(11)	230	239
Ardagh Packaging Finance plc 144A 6.750%, 1/31/21(3)	200	207
Beverage Packaging Holdings Luxembourg II SA 144A 6.000%, 6/15/17(3)	210	216
Cascades, Inc. 7.875%, 1/15/20	250	267

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
CORPORATE BONDS (continued)
Materials (continued)
Cemex SAB de CV 144A 7.250%, 1/15/21(3)	$200		$220
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	55		56
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(7)	200		202
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	240		271
Hexion U.S. Finance Corp.
8.875%, 2/1/18	95		99
6.625%, 4/15/20	85		91
Ineos Finance plc 144A 8.375%, 2/15/19(3)	120		132
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)(11)	200		199
Mexichem Sab de CV RegS 4.875%, 9/19/22(4)	200		208
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(3)	80		84
Rayonier AM Products, Inc. 144A 5.500%, 6/1/24(3)	115		117
Reynolds Group Issuer, Inc. 8.250%, 2/15/21	190		208
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)	420		445
Tronox Finance LLC 6.375%, 8/15/20	130		135
United States Steel Corp. 6.875%, 4/1/21	205		219
Vale Overseas Ltd. 4.375%, 1/11/22	200		205
Vedanta Resources plc 144A 9.500%, 7/18/18(3)	140		162

			3,982

Telecommunication Services—1.4%
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	153
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)(11)	200		206

	PAR VALUE	VALUE
Telecommunication Services (continued)
CenturyLink, Inc. Series T 5.800%, 3/15/22	$150	$157
Cincinnati Bell, Inc. 8.375%, 10/15/20	120	132
Crown Castle Towers LLC 144A 4.883%, 8/15/20(3)	165	182
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	230	252
Empresa Nacional de Telecomunicaciones Chile S.A. 144A 4.875%, 10/30/24(3)(11)	200	208
Sprint Communications, Inc. 6.000%, 11/15/22	100	102
Sprint Corp. 144A 7.250%, 9/15/21(3)	250	277
T-Mobile USA, Inc.
6.125%, 1/15/22	95	101
6.731%, 4/28/22	30	32
6.500%, 1/15/24	65	70
Windstream Corp. 7.750%, 10/15/20	260	283

		2,155

Utilities—0.4%
AmeriGas Partners LP 7.000%, 5/20/22	125	139
Calpine Corp.
144A 7.500%, 2/15/21(3)	106	115
144A 6.000%, 1/15/22(3)	5	6
Electricite de France SA 144A 5.250% (2)(3)(5)(6)(11)	200	204
NRG Energy, Inc.
7.875%, 5/15/21	25	28
6.625%, 3/15/23	130	141

		633
TOTAL CORPORATE BONDS (Identified Cost $41,787)		43,398

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(2)—6.7%
Consumer Discretionary—1.7%
Advantage Sales & Marketing, Inc. Second Lien, 8.250%, 6/17/18	$107	$108
Affinity Gaming LLC 4.250%, 11/9/17	109	109
Bauer Performance Sports Ltd. 4.500%, 4/15/21	97	97
Brickman Group Holdings, Inc. Second Lien, 7.500%, 12/17/21	78	80
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-4, 9.500%, 10/31/16	58	58
Tranche B-6, 5.402%, 1/28/18	70	65
Tranche B-7, 9.750%, 1/28/18	47	46
Caesars Growth Partners Term B, First Lien 6.250%, 5/8/21	76	76
CBAC Borrower LLC Tranche B, 0.000%, 7/2/20(8)	97	101
Clear Channel Communications, Inc. Tranche D, 6.900%, 1/30/19	450	448
Fitness International LLC Tranche B, 0.000%, 6/24/20(8)	141	141
Granite Broadcasting Corp. 6.750%, 5/23/18	62	62
Jason, Inc. 0.000%, 5/21/21(8)	50	50
Landry’s, Inc. Tranche B, 4.000%, 4/24/18	204	205
Las Vegas Sands LLC Tranche B, 3.250%, 12/19/20	164	164

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Liberty Cablevision of Puerto Rico LLC Second Lien, 0.000%, 6/26/23(8)	$17	$17
Marina District Finance Co., Inc. 6.750%, 8/15/18	73	74
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	161	165
SEASAC, Inc. First Lien, 5.000%, 2/7/19	82	83
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	103	106
Transtar Holding Co. Second Lien, 10.000%, 10/9/19	63	63
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	151	150

		2,468

Consumer Staples—0.2%
AdvancePierre Foods, Inc. First Lien, 5.750%, 7/10/17	18	18
Second Lien, 9.500%, 10/10/17	105	102
New Hostess Brand Acquisition LLC Tranche B, 6.750%, 4/9/20	114	118
Shearer’s Foods 0.000%, 6/17/22(8)	108	109

		347

Energy—0.5%
Chief Exploration & Development LLC 0.000%, 5/16/21(8)	136	139
Fieldwood Energy LLC Second Lien, 8.375%, 9/30/20	186	192
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	109	110

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Energy (continued)
NGPL Pipeco LLC 6.750%, 9/15/17	$89	$90
Seadrill Operating LP (Seadrill Partners Finco LLC) Tranche B 0.000%, 2/21/21(8)	109	109
Templar Energy LLC Second Lien, 8.000%, 11/25/20	154	153

		793

Financials—0.4%
Altisource Solutions S.A.R.L Tranche B, 4.500%, 12/9/20	191	191
Asurion LLC Second Lien, 8.500%, 3/3/21	145	151
Capital Automotive LP Second Lien, 6.000%, 4/30/20	15	15
Nuveen Investments, Inc. Tranche B, Second Lien, 6.500%, 2/28/19	160	162

		519

Health Care—0.8%
American Renal Holdings, Inc. Second Lien, 8.500%, 3/20/20	135	136
Ardent Medical Services, Inc.
First Lien, 6.750%, 7/2/18	49	50
Second Lien, 11.000%, 1/2/19	32	32
Community Health Systems, Inc. (CHS) Tranche D, 4.250%, 1/27/21	20	20
CRC Health Corp. 5.250%, 3/29/21	46	46
Curo Health Services LLC 5.750%, 6/8/20	35	35
Gentiva Health Services, Inc. Tranche B, 6.500%, 10/18/19	182	182

	PAR VALUE	VALUE
Health Care (continued)
INC Research LLC 4.250%, 7/12/18	$48	$48
InVentiv Health, Inc. 7.500%, 8/4/16	126	126
MMM Holdings, Inc. 9.750%, 12/12/17	46	46
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	33	33
PharMEDium Healthcare Corp. Second Lien, 7.750%, 1/28/22	37	38
Regional Care, Inc. 6.000%, 4/23/19	88	88
Salix Pharmaceuticals Ltd. 4.250%, 1/2/20	48	48
Sheridan Holdings, Inc. Second Lien, 8.250%, 12/20/21	163	167
Surgery Center Holdings, Inc. First Lien, 6.000%, 4/11/19	44	44
Second Lien, 9.750%, 4/11/20	78	80

		1,219

Industrials—0.7%
Alliance Laundry Systems LLC Second Lien, 9.500%, 12/10/19	15	15
American Airlines, Inc. Tranche B, 3.750%, 6/27/19	149	149
AWAS Finance Luxembourg SA 3.500%, 7/16/18	43	43
CHG Healthcare Services, Inc. Second Lien, 9.000%, 11/19/20	35	36
Commercial Barge Line Co. First Lien, 7.500%, 9/22/19	133	134
DynCorp International, Inc. 6.250%, 7/7/16	62	62
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	130	133

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Industrials (continued)
Harland Clarke Holdings Corp. Tranche B-3, 7.000%, 5/22/18	$77	$78
Tranche B-4, 6.000%, 8/4/19	35	35
Husky Injection Molding 4.250%, 7/2/18	83	83
International Equipment Solutions Global B.V. 6.750%, 8/16/19	95	97
Landmark Aviation 0.000%, 10/25/20(8)	155	157
Navistar, Inc. Tranche B, 5.750%, 8/17/17	90	92

		1,114

Information Technology—1.5%
Active Network, Inc. (Lanyon Solutions, Inc. First Lien, 0.000%, 11/13/20(8)	101	100
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	89	90
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	9	9
Blue Coat Systems, Inc. 4.000%, 5/31/19	155	156
Second Lien, 9.500%, 6/26/20	361	368
Deltek, Inc.
First Lien, 4.500%, 10/10/18	128	129
Second Lien, 10.000%, 10/10/19	96	98
Excelitas Technologies Corp. Tranche B, 6.000%, 11/2/20	123	124
IPC Systems, Inc. First Lien, 6.000%, 11/8/20	99	100

	PAR VALUE	VALUE
Information Technology (continued)
Kronos, Inc.
First Lien, 4.500%, 10/30/19	$1	$1
Second Lien, 9.750%, 4/30/20	141	147
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	162	166
Novell, Inc. (Attachmate Corp.) First Lien, 7.250%, 11/22/17	53	54
RP Crown Parent LLC
First Lien, 6.000%, 12/21/18	105	105
Second Lien, 11.250%, 12/21/19	175	177
SkillSoft Corp. 0.000%, 4/28/22(8)	81	81
SRA International, Inc. 6.500%, 7/20/18	122	122
Sungard Availability Services Capital, Inc. Tranche B, 6.000%, 3/29/19	95	94
Wall Street Systems, Inc. 4.500%, 4/30/21	104	104

		2,225

Materials—0.5%
Ardagh Packaging Finance plc 4.250%, 12/17/19	178	179
Berry Plastics Groups, Inc. Tranche E, 3.750%, 1/6/21	200	199
Fortescue Metals Group Ltd. (FMG Resources Ltd.) 3.750%, 6/28/19	60	60
Houghton International, Inc. Holding Corp. Second Lien, 9.500%, 12/21/20	95	98
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	171	165

		701

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
LOAN AGREEMENTS (continued)
Telecommunication Services—0.3%
Crown Castle Operating Co. Tranche B-2, 3.000%, 1/31/21	$179		$179
Hawaiian Telcom Communications, Inc. 5.000%, 6/6/19	98		99
Integra Telecom Holdings, Inc. Tranche B, 5.250%, 2/22/19	89		90
Securus Technologies Holdings, Inc. Second Lien, 9.000%, 4/30/21	70		71

			439

Utilities—0.1%
Atlantic Power LP 4.750%, 2/24/21	40		41
ExGen Renewables I LLC 5.250%, 2/6/21	45		45
Texas Competitive Electric Holdings Co. LLC 2017 Extended, 4.625%, 10/10/17(14)	126		104

			190
TOTAL LOAN AGREEMENTS (Identified Cost $9,894)			10,015
	SHARES
PREFERRED STOCK—1.3%
Energy—0.1%
PTT Exploration & Production PCL 144A 4.875%, 12/29/49(2)(3)	200	(9)	202

Financials—1.2%
Ally Financial, Inc. Series A, 8.500%(2)	6,735		186
Citigroup, Inc. Series J, 7.125%	6,800		188
General Electric Capital Corp. Series B, 6.250%(2)	100	(9)	111
Series C, 5.250%(2)	100	(9)	101

	SHARES		VALUE
Financials (continued)
Goldman Sachs Group, Inc. (The) Series L, 5.700%, 12/29/49(2)	185	(9)	$191
JPMorgan Chase & Co., Series Q, 5.150%(2)(11)	200	(9)	193
Series V, 5.000%	190	(9)	188
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)	140	(9)	135
U.S. Bancorp Series G, 6.000%(2)	4,400		121
Wells Fargo & Co. Series K, 7.980%(2)	140	(9)	159
Zions Bancorp, 6.950%(2)	7,760		205

			1,778
TOTAL PREFERRED STOCK (Identified Cost $1,949)			1,980
COMMON STOCKS—80.1%
Consumer Discretionary—2.1%
Eutelsat Communications SA	38,816		1,349
SES SA	46,144		1,750

			3,099

Energy—21.4%
Enbridge, Inc.	128,076		6,080
Keyera Corp.	20,420		1,504
Kinder Morgan, Inc.	85,586		3,103
ONEOK, Inc.	27,510		1,873
Pembina Pipeline Corp.	54,930		2,363
Plains GP Holdings LP	42,070		1,346
Spectra Energy Corp.	97,210		4,130
TransCanada Corp.	85,408		4,076
Williams Cos., Inc. (The)	128,384		7,473

			31,948

Financials—3.6%
American Tower Corp.	29,520		2,656
Crown Castle International Corp.	37,185		2,762

			5,418

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS (continued)
Industrials—12.0%
Abertis Infraestructuras S.A.	108,307	$2,492
Atlantia SpA	109,824	3,131
Auckland International Airport Ltd.	424,197	1,448
Ferrovial S.A.	81,699	1,820
Flughafen Zuerich AG	2,184	1,342
Fraport AG Frankfurt Airport Services Worldwide	19,239	1,359
Sydney Airport	387,590	1,542
Transurban Group	415,231	2,894
Vinci SA	24,207	1,810

		17,838

Telecommunication Services—14.9%
AT&T, Inc.	134,490	4,756
BCE, Inc.	21,187	961
BT Group plc	291,967	1,923
Nippon Telegraph & Telephone Corp. ADR	36,805	1,149
Singapore Telecommunications Ltd.	605,000	1,868
TDC A/S	171,140	1,771
TELUS Corp.	42,322	1,577
Verizon Communications, Inc.	91,489	4,477
Vodafone Group plc ADR	80,967	2,703
Windstream Holdings, Inc.	104,417	1,040

		22,225

Utilities—26.1%
Allette, Inc.	22,110	1,135
American Water Works Co., Inc.	32,495	1,607
APA Group	179,000	1,163
Cleco Corp.	23,210	1,368
CMS Energy Corp.	39,050	1,216
Dominion Resources, Inc.	30,668	2,193
DTE Energy Co.	16,600	1,293
Edison International	20,520	1,192
Hera SpA	397,930	1,133
ITC Holdings Corp.	31,710	1,157
National Grid plc	269,444	3,874
NextEra Energy, Inc.	35,610	3,649
NiSource, Inc.	47,835	1,882
Northeast Utilities	25,945	1,227
Pennon Group plc	95,025	1,277

	SHARES	VALUE
Utilities (continued)
PPL Corp.	33,910	$1,205
Public Service Enterprise Group, Inc.	35,980	1,468
Questar Corp.	38,780	962
Scottish & Southern Energy plc	63,320	1,698
Sempra Energy	26,735	2,800
Snam Rete Gas SpA	202,197	1,218
Terna Rete Elettrica Nazionale S.p.A	224,635	1,185
Veolia Environnement SA	87,405	1,665
Wisconsin Energy Corp.	28,908	1,356

		38,923
TOTAL COMMON STOCKS (Identified Cost $92,107)		119,451
EXCHANGE-TRADED FUNDS—0.5%
SPDR Barclays High Yield Bond ETF	17,460	729
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $724)		729
PURCHASED OPTIONS—0.1%
Call Options—0.0%
S&P 500® Index Fund expiration 7/11/14 strike price $2,050(13)	720	1
S&P 500® Index Fund expiration 7/3/14 strike price $2,050(13)	723	4

		5

Put Options—0.1%
S&P 500® Index Fund expiration 7/11/14 strike price $1,850(13)	723	79
S&P 500® Index Fund expiration 7/3/14 strike price $1,865(13)	720	40

		119
TOTAL PURCHASED OPTIONS (Premiums Paid $221)		124
TOTAL LONG TERM INVESTMENTS—130.6%
(Identified Cost $165,550)		194,757	(14)

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

	SHARES	VALUE
SHORT-TERM INVESTMENTS—2.0%
Money Market Mutual Funds—2.0%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	2,972,849	$2,973
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $2,973)		2,973
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—132.6%
(Identified Cost $168,523)		197,730	(1)(15)
WRITTEN OPTIONS—(0.2)%
Call Options—(0.1)%
S&P 500® Index Fund expiration 7/11/14 strike price $2,000(13)	723	(29)
S&P 500® Index Fund Expiration 7/3/14 strike price $2,000(13)	720	(3)

		(32)

Put Options—(0.1)%
S&P 500® Index Fund expiration 7/3/14 strike price $1,920(13)	720	(72)
S&P 500® Index Fund expiration 7/11/14 strike price $1,905(13)	723	(181)

		(253)
TOTAL WRITTEN OPTIONS (Premiums Received $555)		(285	)(1)
TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—132.4% (Identified Cost $167,968)		197,445
Other assets and liabilities, net—(32.4)%		(48,283)

NET ASSETS—100.0%		$149,162

Abbreviations:

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

GDN	Global Depositary Note

PIK	Payment-in-Kind Security

SPDR	S&P Depositary Receipt

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at June 30, 2014, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.

(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at June 30, 2014.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, these securities amounted to a value of $28,594 or 19.2% of net assets.

(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.

(5)	Interest payments may be deferred.

(6)	No contractual maturity date.

(7)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

(8)	This loan will settle after June 30, 2014, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be known.

(9)	Value shown as par value.

(10)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.

(11)	All or a portion is segregated as collateral for options.

(12)	100% of the income received was in cash.

(13)	Non-income producing.

(14)	Security in default, interest payments are being received during the bankruptcy proceedings.

(15)	All or a portion of the portfolio is segregated as collateral for borrowings.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2014 (Unaudited)

($ reported in thousands)

Foreign Currencies:

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippines Peso
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

The following table provides a summary of inputs used to value the Fund’s net assets as of June 30, 2014 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at June 30, 2014	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs
Investment in Securities:
Debt Securities:
Asset-Backed Securities	$2,652	$—	$2,652
Corporate Bonds and Notes	43,398	—	43,398
Foreign Government Securities	7,284	—	7,284
Loan Agreements	10,015	—	10,015
Mortgage-Backed Securities	7,198	—	7,198
Municipal Bonds	235	—	235
U.S. Government Securities	1,691	—	1,691
Equity Securities:
Common Stocks	119,451	119,451	—
Exchange-Traded Funds	729	729	—
Preferred Stock	1,980	700	1,280
Purchased Options	124	124	—
Short-Term Investments	2,973	2,973	—

Total Investments before Written Options	$197,730	$123,977	$73,753

Written Options	$(285)	$(285)	$—

Total Investments Net of Written Options	$197,445	$123,692	$73,753

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2014 (Unaudited)

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified Cost $168,523)	$197,730
Foreign currency at value (Identified Cost $—(1))	—	(1)
Cash	82
Deposits with prime broker	1,393
Receivables
Investment securities sold	542
Dividends and interest	1,439
Tax reclaims	83
Prepaid expenses	13
Prepaid trustee retainer	11

Total assets	201,293

Liabilities
Written options at value (premiums received $555) (Note 5)	285
Payables
Borrowings (Note 8)	50,500
Investment securities purchased	1,171
Investment advisory fee	137
Administration fees	17
Professional fees	12
Interest payable on line of credit	1
Other accrued expenses	8

Total liabilities	52,131

Net Assets	$149,162

Net Assets Consist of:
Common stock ($0.001 par value, unlimited shares authorized)	$27
Capital paid in on shares of beneficial interest	240,698
Accumulated undistributed net investment income (loss)	3,173
Accumulated undistributed net realized gain (loss)	(124,222)
Net unrealized appreciation (depreciation)	29,486

Net Assets	$149,162

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 27,466,109	$5.43

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

($ reported in thousands)

Investment Income
Dividends	$5,329
Interest	2,124
Foreign taxes withheld	(163)

Total investment income	7,290

Expenses
Investment advisory fees	794
Administration and accounting fees	124
Trustees’ fees and expenses	68
Professional fees	48
Printing fees and expenses	26
Custodian fees	8
Transfer agent fees and expenses	6
Miscellaneous	29

Total expenses before interest expense	1,103
Interest expense	241

Total expenses after interest expense	1,344

Net investment income	5,946

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(273)
Net realized gain (loss) on foreign currency transactions	(15)
Net realized gain (loss) on written options	3,844
Net change in unrealized appreciation (depreciation) on investments	10,924
Net change in unrealized appreciation (depreciation) on foreign currency translations	5
Net change in unrealized appreciation (depreciation) on written options	269

Net realized and unrealized gain (loss) on investments	14,754

Net increase (decrease) in net assets resulting from operations	$20,700

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

	Total Return Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$5,946	$5,623
Net realized gain (loss)	3,556	4,631
Net change in unrealized appreciation (depreciation)	11,198	6,690

Increase (decrease) in net assets resulting from operations	20,700	16,944

From Distributions to Shareholders
Net investment income	(4,395)	(5,768)

Decrease in net assets from distributions to shareholders	(4,395)	(5,768)

Net increase (decrease) in net assets	16,305	11,176

Net Assets
Beginning of period	132,857	121,681

End of period	$149,162	$132,857

Accumulated undistributed net investment income (loss) at end of period	$3,173	$1,622

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CASH FLOWS

FOR SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

($ reported in thousands)

Cash Flows Provided by (Used) for Operating Activities:
Net increase (decrease) in net assets resulting from operations	$20,700

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/ (used) by operating activities:
Proceeds from sales and paydowns of long-term investments	32,308
(Increase) Decrease in securities sold receivable	334
Purchase of long-term investments	(34,026)
Premiums paid for purchased options	(1,526)
Increase (Decrease) in purchase payables	(3,892)
Net (purchases) or sales of short-term securities	4,100
Premiums paid for written options	(96)
Premiums received for written options	4,496
Net change in unrealized (appreciation)/depreciation	(11,198)
Net realized (gains)/loss from sales of long-term investments and foreign currency	288
Net realized (gains)/loss from sales of written options	(3,844)
Net amortization of premium/(discount) and other non-cash transactions	(1,991)
(Increase) Decrease in deposit with prime broker for options contracts	(1,393)
(Increase) Decrease in tax reclaims receivable	5
(Increase) Decrease in dividends and interest receivable	49
(Increase) Decrease in prepaid expenses	(5)
(Increase) Decrease in Trustee retainer	(11)
Increase (Decrease) in interest expense payable	(18)
Increase (Decrease) in investment advisory fees payable	7
Increase (Decrease) in other affiliates payable	— (1)
Increase (Decrease) in other accrued expenses payable	(51)

Cash provided by (used) for operating activities	4,236

Cash provided by (used) for financing activities:
Cash dividends paid to shareholders	(4,395)

Cash provided by (used) for financing activities:	(4,395)

Net increase (decrease) in cash	(159)

Cash:
Cash and foreign currency at beginning of period	241

Cash and foreign currency at end of period	$82

Cash flow information:
Reinvestment of dividends and distributions	—
Cash paid during the period for interest	$259

(1)	Amount less than $500.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31
			2013	2012
PER SHARE OPERATING DATA:
Net asset value, beginning of period	$4.84		$4.43	$4.06

Income from investment operations:
Net investment income/(loss)	0.22	(2)	0.20 (2)	0.19 (2)
Net realized and unrealized gain/(loss)	0.53		0.42	0.41

Total from investment operations	0.75		0.62	0.60

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.16)		(0.21)	(0.23)
Distributions from net realized gains	—		—	—

Total Dividends and Distributions to Shareholders	(0.16)		(0.21)	(0.23)

Net Asset Value, End of Period	$5.43		$4.84	$4.43

Market Price, End of Period(4)	$4.80		$4.01	$3.87

Total Return, Net Asset Value(5)	16.44	%(9)	15.02%	16.05%
Total Return, Market Value(6)	24.23	%(9)	9.08%	17.60%
Net Assets, End of Period (000’s)	$149,162		$132,857	$121,681

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses to Average Net Assets(7)	1.97	%(8)	2.01%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets	8.70	%(8)	4.42%	4.51%
Portfolio Turnover Rate	17	%(9)	42%	43%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$50,500		$50,500	$42,500
Asset Coverage for Loan Outstanding, End of Period	374%		360%	386%

(1)	Prior to December 10, 2011, the Fund was known as the DCA Total Return Fund.
(2)	Calculated based on average shares outstanding.
(3)	Less than $0.005 per share.
(4)	Closing Price – New York Stock Exchange.
(5)	NAV return is calculated using the opening Net Asset Value of the Fund’s common stock on the first business day and the closing Net Asset Value of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31(1)
	2011	2010	2009
PER SHARE OPERATING DATA:
Net asset value, beginning of period	$3.96	$2.77	$2.38

Income from investment operations:
Net investment income/(loss)	0.18 (2)	0.23 (2)	0.12
Net realized and unrealized gain/(loss)	0.07	1.15	0.46

Total from investment operations	0.25	1.38	0.58

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.15)	(0.19)	(0.19)
Distributions from return of capital	—	—	— (3)

Total Dividends and Distributions to Shareholders	(0.15)	(0.19)	(0.19)

Net Asset Value, End of Period	$4.06	$3.96	$2.77

Market Price, End of Period(4)	$3.50	$3.45	$2.39

Total Return, Net Asset Value(5)	6.73%	51.90%	29.07%
Total Return, Market Value(6)	5.61%	53.38%	32.67%
Net Assets, End of Period (000’s)	$111,490	$108,871	$39,182

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses to Average Net Assets(7)	1.38%	1.90%	2.42%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.42%	6.51%	5.32%
Portfolio Turnover Rate	138%	67%	90%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	N/A	N/A	N/A
Asset Coverage for Loan Outstanding, End of Period	N/A	N/A	N/A

(6)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(7)	Ratio of operating expenses, excluding interest expense on the line of credit, was 1.61%, 1.62%, 1.61%, and 2.41% for the periods ending June 30, 2014, December 31, 2013, December 31, 2012, and December 31, 2009 respectively.
(8)	Annualized.
(9)	Not annualized.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2014 (Unaudited)

Note 1. Organization

The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is total return, consisting of capital appreciation and current income.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (“Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model. Fair valuations are ratified by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2014 (Unaudited)

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, 4 p.m. Eastern time the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds (“ETFs”), and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured Debt Instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (“OTC”) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Short-term notes having a maturity date of 60 days or less are valued at amortized cost which approximates market and are generally catagorized as Level 2 within the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investment in closed-end mutual funds are valued as of the close of regular trading on the NYSE, generally 4 pm Eastern time each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2014 (Unaudited)

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C.	Federal Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of June 30, 2014, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2010 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2014 (Unaudited)

F.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At June 30, 2014, the Fund only held assignment loans.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2014 (Unaudited)

H.	Derivative Financial Instruments

Enhanced disclosures about derivatives instruments and hedging activities are intended to improve financial reporting for derivative instruments by better enabling investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2014 (Unaudited)

I.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 0.85% of the Fund’s average daily managed assets which is defined as the average daily value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, constituting financial leverage).

B.	Subadvisers

The subadvisers manage the investments of the Fund, for which they are paid a fee by the Adviser. DPIM, an indirect wholly-owned subsidiary of Virtus, is the subadviser for the Equity portfolio of the Fund, and Newfleet, an indirect wholly-owned subsidiary of Virtus, is the subadviser for the Fixed Income portfolio of the Fund.

C.	Administrator

Virtus Fund Services, LLC, (“VFS”) an indirect wholly-owned subsidiary of Virtus serves as Administrator to the Fund.

For the period ended June 30, 2014, the Fund incurred administration fees totaling $93 which are included in the Statement of Operations. A portion is paid to outside entities that also provide services to the Fund.

D.	Trustees

For the period ended June 30, 2014, the Fund incurred trustee fees totaling $46 which are included in the Statement of Operations.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the period ended June 30, 2014, were as follows:

Purchases	Sales
$32,340	$32,308

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2014 (Unaudited)

The purchases and sales of long term U.S. Government and agency securities for the period ended June 30, 2014 were as follows:

Purchases	Sales
$1,686	$—

Note 5. Derivative Transactions

($ reported in thousands)

The Fund invested in derivative instruments during the fiscal period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk. For additional information on the options in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2H.

	Calls		Puts
	Number of Contracts	Premiums received (paid)	Number of Contracts	Premiums received (paid)
Written Options outstanding at December 31, 2013	—	$—	—	$—
Options written	11,415	657	11,415	3,839
Options closed	(8,643)	(503)	(9,272)	(3,193)
Options expired	(1,329)	(58)	(700)	(187)
Options exercised	—	—	—	—

Written Options outstanding at June 30, 2014	1,443	$96	1,443	$459

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure (equity contracts) in the financial statements as of June 30, 2014:

Statement of Assets and Liabilities
Assets:	$—
Liabilities: Written options at value	(285)

Net asset (liability) balance	$(285)

Statement of Operations
Net realized gain (loss) on written options	$3,844
Net change in unrealized appreciation (depreciation) on written options	269

Total realized and unrealized gain (loss) on written options	$4,113

The written options held as of June 30, 2014 as disclosed in the Schedule of Investments and the amounts of realized gains and losses and changes in the unrealized appreciation and depreciation on written options as disclosed in the Statement of Operations serve as indicators of the volume of written option activity for the Fund for the period ended June 30, 2014.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2014 (Unaudited)

Note 6. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity; the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where the Subadviser determines that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At June 30, 2014, the Fund did not hold any securities that are both illiquid and restricted.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 8. Borrowings

($ reported in thousands)

The Fund has entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $55,000 which may be increased to $75,000 under certain circumstances (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 50% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the six months ended June 30, 2014. The Agreement

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2014 (Unaudited)

has a term of 364 days and is renewable by the Fund with the Bank’s consent. The Agreement can also be converted into a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From January 1, 2014 – June 30, 2014, the average daily borrowings under the Agreement and the weighted daily average interest rate were $50,500 and 0.954%, respectively. At June 30, 2014, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$50,500	0.950%

Note 9. Federal Income Tax Information

($ reported in thousands)

At June 30, 2014, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments	$168,460	$31,752	$(2,482)	$29,270
Written Options	(555)	270	—	270

The Fund has capital loss carryovers which, may be used to offset future capital gains, as follows:

Expiration Year
2016	2017	2018	Total
$57,301	$57,803	$12,736	$127,840

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Note 10. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 11. Capital Transactions

At December 31, 2013, the Fund had one class of common stock, par value $0.001 per share, of which unlimited shares are authorized and 27,466,109 shares are outstanding.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2014 (Unaudited)

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended December 31, 2013 and December 31, 2013, there were no shares issued pursuant to the Plan.

On May 23, 2014, the Fund announced a distribution of $0.10 to shareholders of record on July 11, 2014. This distribution has an ex-dividend date of July 9, 2014, and is payable on July 18, 2014.

Note 12. Certain Provisions of the Declaration of Trust

The Fund’s Amended and Restated Declaration of Trust (“Declaration”) contains restrictions on the acquisitions and dispositions of its shares. The restrictions on acquisitions and dispositions of the Fund’s shares were adopted to preserve the benefit of the Fund’s capital loss carryforwards and certain other tax attributes for tax purposes.

The restrictions in the Declaration generally prohibit any attempt to purchase or acquire in any manner whatsoever the Fund’s shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities (the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be void ab initio unless the transferor or transferee obtains the written approval of the Board, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of the Fund with respect to the shares that are the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board determines that a transfer would be prohibited, then, upon the Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the Fund, which shall be deemed an agent for the limited purpose of consummating a sale of the share to a person who is not a 4.99% shareholder. The proceeds of the sale of any such shares, less any reasonable costs incurred by the Fund or transferer in connection with effectuating such sale, will be remitted.

Note 13. Regulatory Exams

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively “the Company”) with securities and other laws and regulations affecting their registered products. There are currently no such matters which the Company believes will be material to these financial statements.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Total Return Fund (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and of the subadvisory agreements with each of Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Newfleet Asset Management, LLC (“Newfleet”) (the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”). At an in-person meeting held on December 6, 2013, the Board, including a majority of the Trustees who are not interested persons of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA, and Duff & Phelps and Newfleet (the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VIA and the Subadvisers; (2) the performance of the Fund as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the Subadvisers’ relationship with the Fund); (6) the anticipated effect of growth in size on the Fund’s performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and the Subadvisers, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (Continued)

Fund’s subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

With respect to the services provided by the Subadvisers, the Board considered information provided to the Board by the Subadvisers, including the Subadvisers’ Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that the Subadvisers provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadvisers’ management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information. In considering the renewal of each Subadvisory Agreement, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including the fact that neither was currently involved in any regulatory actions, investigations or material litigation.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Fund prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented the Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (Continued)

composition, as well as each Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisers. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered, among other performance data, that the Fund outperformed the median of its Performance Universe for the 3- year period and underperformed for the 1- and 5- year periods, and that the Fund outperformed its benchmark for the 1- and 3-year periods and underperformed its benchmark for the 5- year period ended September 30, 2013. However, the Board focused primarily on performance data for periods since December 10, 2011, as that is the date VIA and the Subadvisers commenced advising the Fund.

After reviewing these and related factors, the Board concluded that the Fund’s overall performance was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fee was paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board noted that the Fund’s net management fee was below and net total expenses were above the median of the Expense Group.

Based on the level and type of services provided, the Board determined that the Fund’s fees and expenses were reasonable. The Board concluded that the advisory and subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the Subadvisers, the Board considered other benefits derived by VIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was reasonable in light of the quality of the services rendered to the Fund by VIA and its affiliates.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (Continued)

In considering the profitability to the Subadvisers in connection with their relationship to the Fund, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because each Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA, and therefore the board considered the profitability of VIA and the Subadvisers together. For each of the above reasons, the Board concluded that the profitability to each Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Fund’s assets grow. The Board noted that due to the closed-end structure of the Fund, assets under management were unlikely to be able to grow through sales of the Fund’s shares. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the current size of the Fund. The Board concluded that no changes to the advisory fee structure of the Fund were necessary at this time. The Board noted that VIA and the Fund may realize certain economies of scale if the assets of the Fund were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Fund managed by the Subadvisers, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Fund was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors

The Board considered other benefits that may be realized by VIA and the Subadvisers and their respective affiliates from their relationships with the Fund. The Board noted that an affiliate of VIA also provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Fund, other than the fees to be earned under the Subadvisory Agreements. There may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios affiliated with the Fund or certain reputational benefits.

Conclusion

Based on all of the foregoing considerations, the Board, comprised wholly of Independent Trustees, determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

Report on Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Virtus Total Return Fund was held on May 20, 2014. The meeting was held for purposes of electing two (2) nominees to the Board of Trustees.

The results were as follows:

Election of Trustees	Votes For	Votes Withheld
William R. Moyer	23,666,890	314,549
James M. Oates	23,650,862	330,577

Based on the foregoing, William R. Moyer and James M. Oates were re-elected as Trustees. The Fund’s other Trustees who continue in office are George R. Aylward, Phillip R. McLoughlin, and Thomas F. Mann.

CERTIFICATION

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the SEC on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

KEY INFORMATION

Virtus Total Return Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

VIRTUS TOTAL RETURN FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

James M. Oates

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services 1-866-270-7788

Web site www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus. com

or visit Virtus.com.

8524	08-14

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Virtus Total Return Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date    09/05/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date    09/05/14

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date    09/05/14

* Print the name and title of each signing officer under his or her signature.